Supplement to
Fidelity Targeted International Equity Funds®
December 29, 2007
Prospectus

Fidelity® China Region Fund is composed of multiple classes of shares. References to the fund are deemed to include class where applicable.

Fidelity Emerging Markets Fund is composed of multiple classes of shares. References to the fund are deemed to include class where applicable.

After the close of business on Tuesday, December 30, 2008, shares of Japan Smaller Companies are available to new accounts. Accordingly, the first paragraph under the heading "Buying Shares" on page 26 and the eighth bullet under the heading "Selling Shares" on page 27 will no longer be applicable and will be removed from the prospectus.

The following information replaces the similar information found under the heading "Year-by-Year Returns" in the "Fund Summary" section on page 8.

China Region
Calendar Years

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

-5.34%	84.90%	-17.58%	-10.49%	-15.08%	45.49%	11.55%	14.46%	29.67%	46.26%

During the periods shown in the chart for China Region:

Returns

Quarter ended

Highest Quarter Return	38.17%	December 31, 1999
Lowest Quarter Return	-22.99%	June 30, 1998
Year-to-Date Return	-13.28%	March 31, 2008
Emerging Markets
Calendar Years

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

-26.56%	70.50%	-32.95%	-2.48%	-6.93%	48.80%	22.94%	44.31%	33.39%	45.06%


During the periods shown in the chart for Emerging Markets:

Returns

Quarter ended

Highest Quarter Return	33.41%	December 31, 1999
Lowest Quarter Return	-24.44%	September 30, 1998
Year-to-Date Return	-13.32%	March 31, 2008

TIF-08-06 October 24, 2008
1.483702.159

The following information replaces the similar information found under the heading "Average Annual Returns" in the "Fund Summary" section on page 12.

For the periods ended December 31, 2007

Past 1 year

Past 5 years

Past 10 years

China Region
Return Before Taxes	46.26%	28.64%	14.47%
Return After Taxes on Distributions	42.77%	27.75%	13.63%
Return After Taxes on Distributions and Sale of Fund Shares	33.46%	25.51%	12.64%
MSCI® Golden Dragon Index (reflects no deduction for fees, expenses, or taxes)	37.97%	29.24%	9.83%
Hang Seng Index (reflects no deduction for fees, expenses, or taxes)	42.72%	28.47%	13.33%
Fidelity® China Region Fund Linked Index (reflects no deduction for fees, expenses, or taxes)	37.79%	27.26%	13.56%
LipperSM China Region Funds Average (reflects no deduction for sales charges or taxes)	55.17%	36.15%	15.08%
Emerging Markets
Return Before Taxes	45.06%	38.56%	14.56%
Return After Taxes on Distributions	44.27%	38.42%	14.48%
Return After Taxes on Distributions and Sale of Fund Shares	30.73%	35.17%	13.26%
MSCI EM Index (reflects no deduction for fees, expenses, or taxes)	39.78%	37.46%	14.53%

Beginning January 1, 2009, Japan Smaller Companies' performance will be compared to the Russell/Nomura Mid-Small CapTM Index rather than the Russell/Nomura Small CapTM Index because the Russell/Nomura Mid-Small Cap Index conforms more closely to the fund's investment strategy. The Russell/Nomura Mid-Small Cap Index represents approximately the bottom 50% of the Russell/Nomura Total Market Index. It combines both the Russell/Nomura MidcapTM Index and Russell/Nomura Small Cap Index.

The following information supplements the biographical information for Maxime LeMieux found in the "Fund Management" section on page 30.

Effective September 1, 2008, Maxime LeMieux, portfolio manager of Canada, has taken a leave of absence from Fidelity Investments. Mr. LeMieux is expected to return in the winter of 2009.

Also, effective September 1, 2008, Douglas Lober will handle the day to day management of Canada's portfolio during Mr. LeMieux's leave of absence. Mr. Lober joined Fidelity Investments in 1986 and worked as an equity research analyst until 1989. He rejoined Fidelity Investments in 1997 and has since worked as a research analyst and manager.

The following information replaces the biographical information for Allan Liu found in the "Fund Management" section on page 30.

Jessica Tan is manager of Southeast Asia, which she has managed since April 2008. Since joining Fidelity Investments in 2000, Ms. Tan has worked as an analyst and portfolio manager managing funds for investors outside the United States.

The following information supplements the information found in the "Fund Management" section on page 30.

Nicholas Price is co-manager of Japan Smaller Companies, which he has managed since October 2008. He also manages funds for Fidelity International Limited. Since joining Fidelity Investments in 1993, Mr. Price has worked as a Japanese equity research analyst and portfolio manager based in Tokyo.

The following information replaces the biographical information for Kenichi Mizushita found in the "Fund Management" section on page 30.

Kenichi Mizushita is co-manager of Japan Smaller Companies, which he has managed since December 1996. He also manages funds for Fidelity International Limited. Since joining Fidelity Investments in 1985, Mr. Mizushita has worked as a research analyst and portfolio manager.

Effective December 31, 2008, Mr. Price will be the sole manager of Japan Smaller Companies.